FOR IMMEDIATE RELEASE

HomeTrust Bancshares Announces Appointment of Three New Directors
ASHEVILLE, NC, March 28, 2016 – HomeTrust Bancshares, Inc. (the “Company”) (NASDAQ: HTBI), the holding company for HomeTrust Bank (the “Bank”), announced today that the Company’s Board of Directors (the “Board”) has increased the size of the Board from 10 to 13 Directors and appointed Laura C. Kendall, Richard (“Stick”) T. Williams, and Robert (“Bob”) E. James Jr., as Directors of the Company, effective April 1, 2016. These individuals were also appointed to the Board of Directors of the Bank, effective April 1, 2016. Each has served as an Advisory Director of the Company and the Bank since October 1, 2015.
Ms. Kendall is a Managing Director at Aurora Management Partners and has over 30 years of financial and management experience. She has been with Aurora Management Partners since 2013 and prior to that worked in numerous leadership roles with Tanner Companies LLC (President 2008-2013; Chief Operating Officer 2006-2008; and Chief Financial Officer 2003-2006), CFOdynamics LLC (CEO 2002-2003), Delhaize America, Inc. (CFO 1999-2002), and its subsidiary, Food Lion, Inc. (CFO 1997-2002), F&M Distributors, Inc. (CFO 1988-1996), and Perry Drug Stores, Inc. (VP of Finance 1986-1988). Ms. Kendall also holds her CPA license and is a member of the American Institute of CPAs as well as the National Association of Corporate Directors. She is a previous member of the Board of Directors at Bank of Commerce and of Charles & Colvard (2003-2011). Ms. Kendall will be serving on the Audit, Compliance, and Enterprise Risk Management Committee of the Company and the Bank. She has also been designated by the Board as the Company’s second “audit committee financial expert,” along with previously designated Director Robert G. Dinsmore, Jr.
Mr. Williams recently retired as Vice President (“VP”) of Corporate Community Affairs at Duke Energy Corporation and President of the Duke Energy Foundation.  Over his 37-year career at Duke Energy Corporation, he held various leadership roles which included VP of Environmental, Health & Safety (2008-2012), VP of Enterprise Field Services (2006-2008), VP of Diversity & Talent Management (2004-2006), VP of Diversity, Ethics & Compliance and Chief Compliance Officer, (2002-2004), and VP of Business & Community Relations (1997-2002).  He is a current board member for Carolinas HealthCare System, Central Piedmont Community College, National Association of Corporate Directors – Carolinas Chapter, Hope Haven, Inc., and Communities in School of NC. In addition, he has served on various other boards throughout his career, including UNC Chapel Hill - Board of Trustees (Chair 2003-2005), Chapel Hill Chamber of Commerce (Chair 1995-1996), UNC General Alumni Association (Chair 2002), Durham Chamber of Commerce (Chair 2002), Greater Charlotte YMCA (Chair 2011-2013), The Mint Museum (Chair 2011-2013), and Bank of Commerce (2008-2014). Additionally, he was named one of this year’s “Heroes of the Fortune 500” for good works by employees of the nation’s largest companies. Fortune magazine recognized Mr. Williams for helping create Project LIFT to improve the performance of public schools in Charlotte (Co-Chair 2011-Present).  North Carolina’s Governor also conferred the Order of the Long Leaf Pine on Mr. Williams, one of North Carolina’s most prestigious honors. Mr. Williams will be serving on the Governance and Nominating Committee of the Company and the Bank.
Mr. James has over 41 years of experience in the banking industry. Since 2012, he has worked for Grant Thornton LLP as a Senior Advisor in their Banking and Securities Industry Practice. Prior to 2012, he worked for Fifth Third Bank, North Carolina (President and CEO 2008-2012), First Charter Corporation (President and CEO 2004-2008; Chief Banking Officer 1999-2004), and Centura Banks, Inc. (Executive Vice President 1989-1999). He is a current board member for UNC Chapel Hill - Board of Visitors, and The Mint Museum (including Finance Committee member), and is a member of the National Association of Corporate Directors. In addition, he has served as Vice-Chair for the Board of Directors of Fifth Third Bank, North Carolina (2011-2014), served on the Board of Directors of the North Carolina Bankers Association (Chair 2007-2008) and is Chairman of the Church Council for Providence United Methodist Church in Charlotte. Mr. James will be serving on the Governance and Nominating Committee and the Compensation Committee of the Company and the Bank.
“We are extremely pleased to welcome Laura, Stick, and Bob to our Board,” commented Dana Stonestreet, Chairman, President and CEO. “The cornerstone of our strategic plan is to become a high-performing regional community bank. Adding top talent across all areas of the Company, including our Board of Directors, is paramount to achieving our objective. We are fortunate to be able to attract new directors who are accomplished leaders and have built and led successful businesses and high-performing teams. Their wealth of knowledge and experience coupled with their diverse backgrounds will be an asset to our Board and the Company in the successful execution of our strategic plan.”

About HomeTrust Bancshares, Inc.
HomeTrust Bancshares, Inc. is the holding company for HomeTrust Bank. As of December 31, 2015 the Company had consolidated assets of $2.7 billion. The Bank, founded in 1926, is a North Carolina state chartered, community-focused financial institution committed to providing value added community banking through 39 locations in North Carolina (including the Asheville metropolitan area, the "Piedmont" region, Charlotte, and a loan production office in Raleigh), Upstate South Carolina (Greenville), East Tennessee (including Kingsport/Johnson City, Knoxville, and Morristown) and Southwest Virginia (including the Roanoke Valley). The Bank is the 5th largest community bank headquartered in North Carolina.
Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include: expected cost savings, synergies and other financial benefits from our recent acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission, which are available on our website at www.hometrustbanking.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that we make in this press release or the documents we file with or furnish to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors described above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.
WEBSITE: WWW.HOMETRUSTBANCSHARES.COM
Contact:
HomeTrust Bancshares, Inc.
Dana L. Stonestreet – Chairman, President and Chief Executive Officer
Tony J. VunCannon – Executive Vice President, Chief Financial Officer, and Treasurer
828-259-3939